CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Philip K. Polkinghorn, President of The Phoenix Edge Series Fund (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    September 5, 2006           /s/ Philip K. Polkinghorn
       ----------------------        -------------------------------------------
                                     Philip K. Polkinghorn, President
                                     (principal executive officer)

I, W. Patrick Bradley, Vice President, Treasurer and Principal Accounting Officer of The Phoenix Edge Series Fund (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    September 5, 2006           /s/ W. Patrick Bradley
       ----------------------        -------------------------------------------
                                     W. Patrick Bradley, Vice President,
                                     Treasurer and Principal Accounting Officer
                                     (principal financial officer)